SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.

                                 LifeStage Funds

              Supplement to the Prospectus dated February 28, 2003

         Effective January 1, 2004, under the section entitled "Selecting a Share Class" on page 12 of the Prospectus, the second sentence of the second paragraph is replaced with the following:

         An investor may purchase Class B shares up to $99,999.99 in any one purchase.

         Also, under the section entitled "Selecting a Share Class" on page 12, the fifth bullet point under "Class B" is replaced in its entirety with the following:

           o Purchases in an amount of $100,000 or more will not be permitted. You should consult your financial adviser to determine whether other share classes are more beneficial given your circumstances.

Dated: December 30, 2003